EXHIBIT 99.1

MARTIN MIDSTREAM PARTNERS L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On June 28, 2019, Martin Midstream Partners L.P. (the “Partnership”) completed the previously announced sale of its membership interests in Arcadia Gas Storage, LLC, Cadeville Gas Storage LLC, Monroe Gas Storage, LLC and Perryville Gas Storage LLC (the “Natural Gas Storage Assets”). In consideration of the sale of these assets, the Partnership received cash proceeds of $215.0 million at closing, before transaction fees and expenses.

The following unaudited pro forma condensed consolidated financial information is based upon the historical financial statements of the Partnership, adjusted to reflect the disposition of the Natural Gas Storage Assets. Pro forma financial information is presented as of and for the three months ended March 31, 2019 and the years ended December 31, 2018, 2017, and 2016.

The following unaudited pro forma condensed consolidated financial information of the Partnership should be read in conjunction with the related notes and with the historical consolidated financial statements of the Partnership and the related notes included in previous filings with the Securities and Exchange Commission. The unaudited pro forma condensed consolidated balance sheet reflects the disposition of Natural Gas Storage Assets as if it occurred on March 31, 2019, while the unaudited pro forma condensed consolidated statements of operations give effect to the disposition as if it occurred on January 1, 2016. The pro forma adjustments, described in the related notes, are based on the best available information and certain assumptions that the Partnership’s management believes are reasonable.

The unaudited pro forma condensed consolidated financial information is presented for informational purposes only and do not purport to be indicative of the actual operating results or financial position that would have occurred if the transaction described above had occurred as presented in such statements. In addition, future results may vary significantly from the results reflected in such statements. For example, this financial information does not reflect any potential earnings from the use of the proceeds from the disposition or reductions of previously allocated corporate costs.

MARTIN MIDSTREAM PARTNERS L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of March 31, 2019
(Dollars in thousands)

		Adjustments for Natural Gas Storage Assets
	MMLP			Pro Forma
	Historical			Consolidated
Assets
Cash	$227	$215,000	A	$227
		(215,000)	C
Accounts and other receivables, less allowance for doubtful accounts of $453	77,420	(3,173)	B	74,247
Product exchange receivables	181	—		181
Inventories	70,541	(1,512)	B	69,029
Due from affiliates	27,035	—		27,035
Fair value of derivatives	150			150
Other current assets	7,135	(361)	B	6,774
Assets held for sale	5,502	—		5,502
Total current assets	188,191	(5,046)		183,145

Property, plant and equipment, at cost	1,311,020	(425,474)	B	885,546
Accumulated depreciation	(498,138)	52,297	B	(445,841)
Property, plant and equipment, net	812,882	(373,177)		439,705

Goodwill	17,785	—		17,785
Right-of-use assets	28,109	(221)	B	27,888
Deferred income taxes, net	24,412			24,412
Other assets, net	23,689	(17,533)	B	6,156
Total assets	$1,095,068	$(395,977)		$699,091

Liabilities and Partners’ Capital (Deficit)
Current installments of long-term debt and finance lease obligations	$406,650	$(215,000)	C	$191,650
Trade and other accounts payable	76,488	(1,734)	B	74,754
Product exchange payables	14,234	(201)	B	14,033
Due to affiliates	4,103	(10)	B	4,093
Income taxes payable	989	—		989
Other accrued liabilities	22,150	(669)	E	21,481
Total current liabilities	524,614	(217,614)		307,000

Long-term debt, net	377,976	—		377,976
Operating lease liabilities	19,734	(111)	B	19,623
Other long-term obligations	8,953	(300)	B	8,653
Total liabilities	931,277	(218,025)		713,252

Commitments and contingencies
Partners’ capital (deficit)	163,791	(177,952)	D	(14,161)
Total partners’ capital (deficit)	163,791	(177,952)		(14,161)
Total liabilities and partners' capital (deficit)	$1,095,068	$(395,977)		$699,091

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MARTIN MIDSTREAM PARTNERS L.P.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Three Months Ended March 31, 2019
(Dollars in thousands, except per unit amounts)

		Adjustments for Natural Gas Storage Assets
	MMLP			Pro Forma
	Historical			Consolidated
Revenues:
Terminalling and storage	$23,104	$—		$23,104
Transportation	37,795	—		37,795
Natural gas services	10,934	(10,934)	E	—
Sulfur services	2,859	—		2,859
Product sales:
Natural gas services	116,474	—		116,474
Sulfur services	28,734	—		28,734
Terminalling and storage	31,067	—		31,067
	176,275	—		176,275
Total revenues	250,967	(10,934)		240,033

Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services	106,190	—		106,190
Sulfur services	19,696	—		19,696
Terminalling and storage	26,871	—		26,871
	152,757	—		152,757
Expenses:
Operating expenses	56,656	(4,806)	E	51,850
Selling, general and administrative	11,144	(945)	E	10,199
Depreciation and amortization	18,982	(4,081)	E	14,901
Total costs and expenses	239,539	(9,832)		229,707

Other operating loss	(720)	—		(720)
Operating income	10,708	(1,102)		9,606

Other income (expense):
Interest expense, net	(13,671)	2,817	F	(10,854)
Other, net	3	—		3
Total other expense	(13,668)	2,817		(10,851)

Net loss before taxes	(2,960)	1,715		(1,245)
Income tax expense	(696)	—		(696)
Net loss	(3,656)	1,715		(1,941)
Less general partner's interest in net loss	73	(34)		39
Less loss allocable to unvested restricted units	2	(1)		1
Limited partners' interest in net loss	$(3,581)	$1,680		$(1,901)

Net loss per limited partner unit - basic and diluted	$(0.09)			$(0.05)
Weighted average limited partner units - basic	38,681,925			38,681,925
Weighted average limited partner units - diluted	38,681,925			38,681,925

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MARTIN MIDSTREAM PARTNERS L.P.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Year Ended December 31, 2018
(Dollars in thousands, except per unit amounts)

		Adjustments for Natural Gas Storage Assets
	MMLP			Pro Forma
	Historical			Consolidated
Revenues:
Terminalling and storage	$96,204	$—		$96,204
Transportation	150,121	—		150,121
Natural gas services	52,109	(52,109)	E	—
Sulfur services	11,148	—		11,148
Product sales:
Natural gas services	496,007	—		496,007
Sulfur services	121,388	—		121,388
Terminalling and storage	145,236	—		145,236
	762,631	—		762,631
Total revenues	1,072,213	(52,109)		1,020,104

Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services	449,124	(21)	E	449,103
Sulfur services	83,641	—		83,641
Terminalling and storage	126,562	—		126,562
	659,327	(21)		659,306
Expenses:
Operating expenses	233,140	(16,958)	E	216,182
Selling, general and administrative	42,841	(3,725)	E	39,116
Depreciation and amortization	80,279	(18,795)	E	61,484
Total costs and expenses	1,015,587	(39,499)		976,088

Other operating income	217	824	E	1,041
Operating income	56,843	(11,786)		45,057

Other income (expense):
Interest expense, net	(52,349)	10,583	F	(41,766)
Other, net	38	1	E	39
Total other expense	(52,311)	10,584		(41,727)

Net income before taxes	4,532	(1,202)		3,330
Income tax expense	(577)	—		(577)
Income (loss) from continuing operations	3,955	(1,202)		2,753
Income from discontinued operations, net of income taxes	51,700	—		51,700
Net income	55,655	(1,202)		54,453
Less general partner's interest in net income	(882)	19		(863)
Less pre-acquisition income allocated to the general partner	(11,550)	—		(11,550)
Less income allocable to unvested restricted units	(28)	1		(27)
Limited partners' interest in net income	$43,195	$(1,182)		$42,013

Net income per limited partner unit - basic and diluted	$1.11			$1.08
Weighted average limited partner units - basic	38,907,000			38,907,000
Weighted average limited partner units - diluted	38,922,678			38,922,678

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MARTIN MIDSTREAM PARTNERS L.P.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Year Ended December 31, 2017
(Dollars in thousands, except per unit amounts)

		Adjustments for Natural Gas Storage Assets
	MMLP			Pro Forma
	Historical			Consolidated
Revenues:
Terminalling and storage	$99,643	$—		$99,643
Transportation	135,350	—		135,350
Natural gas services	58,817	(58,817)	E	—
Sulfur services	10,952	—		10,952
Product sales:
Natural gas services	473,860	(543)	E	473,317
Sulfur services	123,732	—		123,732
Terminalling and storage	130,392	—		130,392
	727,984	(543)		727,441
Total revenues	1,032,746	(59,360)		973,386

Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services	406,851	(463)	E	406,388
Sulfur services	76,119	—		76,119
Terminalling and storage	112,168	—		112,168
	595,138	(463)		594,675
Expenses:
Operating expenses	244,220	(15,442)	E	228,778
Selling, general and administrative	43,114	(4,034)	E	39,080
Impairment of long lived assets	2,225	—		2,225
Depreciation and amortization	87,478	(22,370)	E	65,108
Total costs and expenses	972,175	(42,309)		929,866

Other operating income	2,014	82	E	2,096
Operating income	62,585	(16,969)		45,616

Other income (expense):
Interest expense, net	(47,770)	8,568	F	(39,202)
Other, net	1,131	(3)	E	1,128
Total other expense	(46,639)	8,565		(38,074)

Net income before taxes	15,946	(8,404)		7,542
Income tax expense	(158)	—		(158)
Income (loss) from continuing operations	15,788	(8,404)		7,384
Income from discontinued operations, net of income taxes	4,128	—		4,128
Net income	19,916	(8,404)		11,512
Less general partner's interest in net income	(343)	145		(198)
Less pre-acquisition income allocated to the general partner	(2,781)	—		(2,781)
Less income allocable to unvested restricted units	(42)	18		(24)
Limited partners' interest in net income	$16,750	$(8,241)		$8,509

Net income per limited partner unit - basic and diluted	$0.44			$0.22
Weighted average limited partner units - basic	38,101,583			38,101,583
Weighted average limited partner units - diluted	38,164,901			38,164,901
See accompanying notes to unaudited pro forma condensed consolidated financial information.

MARTIN MIDSTREAM PARTNERS L.P.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Year Ended December 31, 2016
(Dollars in thousands, except per unit amounts)

		Adjustments for Natural Gas Storage Assets
	MMLP			Pro Forma
	Historical			Consolidated
Revenues:
Terminalling and storage	$123,056	$—		$123,056
Transportation	149,869	—		149,869
Natural gas services	61,133	(61,043)	E	90
Sulfur services	10,800	—		10,800
Product sales:
Natural gas services	330,192	(190)	E	330,002
Sulfur services	130,258	—		130,258
Terminalling and storage	113,447	—		113,447
	573,897	(190)		573,707
Total revenues	918,755	(61,233)		857,522

Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services	272,415	(242)	E	272,173
Sulfur services	81,539	—		81,539
Terminalling and storage	96,604	—		96,604
	450,558	(242)		450,316
Expenses:
Operating expenses	266,319	(15,540)	E	250,779
Selling, general and administrative	38,156	(3,486)	E	34,670
Impairment of long lived assets	26,953	—		26,953
Impairment of goodwill	4,145	—		4,145
Depreciation and amortization	93,894	(25,708)	E	68,186
Total costs and expenses	880,025	(44,976)		835,049

Other operating income	33,234	103	E	33,337
Operating income	71,964	(16,154)		55,810

Other income (expense):
Interest expense, net	(46,101)	7,165	F	(38,936)
Other, net	1,174	(3)	E	1,171
Total other expense	(44,927)	7,162		(37,765)

Net income before taxes	27,037	(8,992)		18,045
Income tax expense	(723)	—		(723)
Income (loss) from continuing operations	26,314	(8,992)		17,322
Income from discontinued operations, net of income taxes	4,649	—		4,649
Net income (loss)	30,963	(8,992)		21,971
Less general partner's interest in net (income) loss	(8,419)	184		(8,235)
Less pre-acquisition income allocated to the general partner	689	—		689
Less (income) loss allocable to unvested restricted units	(90)	26		(64)
Limited partners' interest in net income (loss)	$23,143	$(8,782)		$14,361

Net income per limited partner unit - basic and diluted	$0.65			$0.41
Weighted average limited partner units - basic	35,347,032			35,347,032
Weighted average limited partner units - diluted	35,375,263			35,375,263

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MARTIN MIDSTREAM PARTNERS L.P.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands)

Pro Forma Adjustments and Assumptions:

(A)	To reflect the Partnership's cash proceeds of $215,000.

(B)	To reflect the disposition of the Natural Gas Storage Assets as set forth in the membership interest purchase agreement.

(C)	To reflect the application of the Partnership's net cash proceeds from the disposition of the Natural Gas Storage Assets to reduce outstanding borrowings under the revolving credit facility.

(D)	To reflect the loss incurred at the time of disposition of approximately $177,952 from the disposition of the Natural Gas Storage Assets.

Net proceeds	$215,000
Less:
Carrying value of assets sold	392,952
Impact on equity	$(177,952)

(E)	To reflect the removal of the operating results of the Natural Gas Storage Assets as if the transaction occurred on January 1, 2016.

(F)
To reflect the reduction in interest expense due to repayment of borrowings under the revolving credit facility using the net cash proceeds from the disposition of the Natural Gas Storage Assets. The interest rates used for the pro forma adjustment were 5.24%, 4.92%, 3.99%, and 3.33% for the three months ended March 31, 2019, and years ended December 31, 2018, 2017, and 2016, respectively. The interest rates used were calculated using a weighted average interest rate applicable during the period being presented.